GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

March 31, 2023 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 89.6%
Equity – 31.7%
1,393,304	Goldman Sachs Large Cap Value Insights Fund - Class R6	$ 29,496,235
1,876,025	Goldman Sachs International Equity Insights Fund - Class R6	23,994,360
955,763	Goldman Sachs Large Cap Growth Insights Fund - Class R6	23,616,890
1,160,058	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	8,967,247
306,358	Goldman Sachs Small Cap Equity Insights Fund - Class R6	7,030,926
253,608	Goldman Sachs Global Infrastructure Fund - Class R6	3,152,351
147,938	Goldman Sachs International Small Cap Insights Fund - Class R6	1,723,479

		97,981,488

Exchange Traded Funds – 57.9%
1,025,340	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	83,278,115
1,375,822	Goldman Sachs ActiveBeta International Equity ETF	42,389,076
736,140	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	21,914,888
428,377	Goldman Sachs MarketBeta International Equity ETF	21,716,186
247,230	Goldman Sachs MarketBeta Emerging Markets Equity ETF	9,995,237

		179,293,502

TOTAL UNDERLYING FUNDS – 89.6% (Cost $238,123,059)		$277,274,990

Shares	Dividend Rate	Value

Investment Company(a) – 6.4%
Goldman Sachs Financial Square Government Fund - Institutional Shares
19,759,748	4.725%	$ 19,759,748
(Cost $19,759,748)

TOTAL INVESTMENTS – 96.0% (Cost $257,882,807)		$297,034,738

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.0%		12,514,052

NET ASSETS – 100.0%		$309,548,790

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	937,776	AUD	1,390,000	06/21/23	$5,816
	USD	335,138	HKD	2,620,000	06/21/23	112
	USD	81,608	NOK	850,000	06/21/23	119

TOTAL						$6,047

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	1,170,574	CHF	1,090,000	06/21/23	$(31,401)
	USD	328,401	DKK	2,290,000	06/21/23	(6,803)
	USD	3,977,071	EUR	3,730,000	06/21/23	(87,004)
	USD	1,759,377	GBP	1,470,000	06/21/23	(56,944)
	USD	54,974	ILS	200,000	06/21/23	(828)
	USD	2,488,171	JPY	335,000,000	06/21/23	(65,679)
	USD	24,846	NZD	40,000	06/21/23	(165)
	USD	415,860	SEK	4,350,000	06/21/23	(5,056)
	USD	156,153	SGD	210,000	06/21/23	(2,070)

TOTAL						$(255,950)

FUTURES CONTRACTS — At March 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	182	06/16/23	$37,653,525	$1,858,940
S&P Toronto Stock Exchange 60 Index	16	06/15/23	2,863,071	44,087

TOTAL FUTURES CONTRACTS				$1,903,027

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2023, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,100.000	04/05/2023	(5)	$(2,050,000)	$(15,500)	$(17,583)	$2,083
S&P 500 Index	4,050.000	04/12/2023	(5)	(2,025,000)	(43,850)	(12,835)	(31,015)
S&P 500 Index	4,100.000	04/19/2023	(5)	(2,050,000)	(33,975)	(20,301)	(13,674)
S&P 500 Index	4,075.000	04/26/2023	(5)	(2,037,500)	(48,125)	(23,531)	(24,594)
S&P 500 Index	4,070.000	04/28/2023	(1)	(407,000)	(10,515)	(3,726)	(6,789)
S&P 500 Index	4,140.000	04/28/2023	(3)	(1,242,000)	(18,750)	(13,175)	(5,575)
S&P 500 Index	4,145.000	04/28/2023	(4)	(1,658,000)	(18,124)	(18,124)	—
S&P 500 Index	4,150.000	04/28/2023	(4)	(1,660,000)	(17,226)	(17,225)	—
S&P 500 Index	4,155.000	04/28/2023	(4)	(1,662,000)	(16,381)	(16,381)	—
S&P 500 Index	4,160.000	04/28/2023	(4)	(1,664,000)	(15,572)	(15,572)	—
S&P 500 Index	4,165.000	04/28/2023	(4)	(1,666,000)	(14,774)	(14,774)	—
S&P 500 Index	4,195.000	04/28/2023	(1)	(419,500)	(3,725)	(5,003)	1,278
S&P 500 Index	4,340.000	04/28/2023	(1)	(434,000)	(590)	(3,994)	3,404
S&P 500 Index	4,120.000	05/31/2023	(1)	(412,000)	(11,925)	(5,067)	(6,858)
S&P 500 Index	4,140.000	05/31/2023	(1)	(414,000)	(10,730)	(6,291)	(4,439)
S&P 500 Index	4,190.000	05/31/2023	(1)	(419,000)	(8,045)	(5,443)	(2,602)

			(49)	$(20,220,000)	$(287,807)	$(199,025)	$(88,781)

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts (continued)
Puts
S&P 500 Index	$3,890.000	04/05/2023	(5)	$(1,945,000)	$(175)	$(20,530)	$20,355
S&P 500 Index	3,790.000	04/12/2023	(5)	(1,895,000)	(1,050)	(35,288)	34,238
S&P 500 Index	3,890.000	04/19/2023	(5)	(1,945,000)	(5,250)	(21,359)	16,109
S&P 500 Index	3,870.000	04/26/2023	(5)	(1,935,000)	(7,150)	(15,845)	8,695
S&P 500 Index	3,775.000	04/28/2023	(1)	(377,500)	(966)	(8,403)	7,437
S&P 500 Index	3,835.000	04/28/2023	(1)	(383,500)	(1,370)	(6,588)	5,218
S&P 500 Index	3,855.000	04/28/2023	(1)	(385,500)	(1,545)	(7,560)	6,015
S&P 500 Index	3,865.000	04/28/2023	(1)	(386,500)	(1,640)	(5,554)	3,914
S&P 500 Index	3,945.000	04/28/2023	(4)	(1,578,000)	(12,878)	(12,878)	—
S&P 500 Index	3,950.000	04/28/2023	(4)	(1,580,000)	(13,096)	(13,096)	—
S&P 500 Index	3,955.000	04/28/2023	(4)	(1,582,000)	(13,443)	(13,443)	—
S&P 500 Index	3,960.000	04/28/2023	(4)	(1,584,000)	(13,906)	(13,906)	—
S&P 500 Index	3,965.000	04/28/2023	(4)	(1,586,000)	(14,362)	(14,362)	—
S&P 500 Index	4,010.000	04/28/2023	(1)	(401,000)	(3,866)	(7,861)	3,995
S&P 500 Index	3,740.000	05/31/2023	(1)	(374,000)	(2,715)	(10,490)	7,775
S&P 500 Index	3,820.000	05/31/2023	(1)	(382,000)	(3,665)	(5,548)	1,883
S&P 500 Index	3,840.000	05/31/2023	(1)	(384,000)	(3,950)	(7,050)	3,100

			(48)	$(18,704,000)	$(101,027)	$(219,761)	$118,734

Total written option contracts			(97)	$(38,924,000)	$(388,834)	$(418,786)	$29,953

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Eurodollar Futures	$97.750	06/20/2023	53	$132,500	$1,325	$216,141	$(214,816)
Eurodollar Futures	97.500	06/17/2024	97	242,500	70,931	143,987	(73,056)
Eurodollar Futures	95.875	06/20/2023	30	75,000	4,875	82,795	(77,920)
Eurodollar Futures	97.250	12/18/2023	73	182,500	30,569	96,513	(65,944)
Eurodollar Futures	97.500	03/18/2024	110	275,000	59,125	149,130	(90,005)
Eurodollar Futures	95.125	03/18/2024	6	15,000	15,038	18,989	(3,951)
Eurodollar Futures	95.125	06/17/2024	6	15,000	19,500	21,914	(2,414)
Eurodollar Futures	95.125	09/16/2024	6	15,000	22,950	24,314	(1,364)
Eurodollar Futures	97.000	06/17/2024	32	80,000	33,000	30,928	2,072
Eurodollar Futures	94.750	03/18/2024	30	75,000	94,500	88,399	6,101
Eurodollar Futures	97.000	12/16/2024	79	197,500	114,550	126,364	(11,814)
Eurodollar Futures	97.000	09/16/2024	47	117,500	59,044	62,659	(3,615)
Eurodollar Futures	97.000	03/17/2025	72	180,000	114,300	130,853	(16,553)
Eurodollar Futures	95.000	09/16/2024	15	37,500	61,031	60,410	621
Eurodollar Futures	94.875	06/17/2024	16	40,000	59,200	56,662	2,538
Eurodollar Futures	96.250	03/17/2025	25	62,500	63,281	41,933	21,348
Eurodollar Futures	96.375	06/16/2025	25	62,500	62,031	42,558	19,473
Eurodollar Futures	96.375	09/15/2025	24	60,000	61,800	44,156	17,644
Eurodollar Futures	95.750	09/16/2024	23	57,500	63,537	32,253	31,284
Eurodollar Futures	96.000	12/16/2024	24	60,000	64,950	37,370	27,580
Eurodollar Futures	97.000	09/18/2023	30	75,000	7,875	41,320	(33,445)

TOTAL			823	$2,057,500	$1,083,412	$1,549,648	$(466,236)

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	— Australian Dollar
CHF	— Swiss Franc
DKK	— Denmark Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund

Abbreviation:
MS & Co. Int. PLC — Morgan Stanley & Co. International PLC

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The valuation policy of the Funds and Underlying Funds is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of investments or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets
Underlying Funds	$277,274,990	$—	$—
Investment Company	19,759,748	—	—

Total	$297,034,738	$—	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$6,047	$—
Futures Contracts(a)	1,903,027	—	—
Purchased Option Contracts	1,083,412	—	—

Total	$2,986,439	$6,047	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(255,950)	$—
Written Option Contracts	(388,834)	—	—

Total	$(388,834)	$(255,950)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause a Fund to underperform other portfolios. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced. To the extent that the Fund also invests in securities of issuers located in or economically ties to, emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Fund may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Funds’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The <Fund Name - undefined> is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.